Preferred Advantage Variable Annuity

issued by
Separate Account B of Venerable Insurance and Annuity Company
and
Venerable Insurance and Annuity Company

Flexible Premium Deferred Individual Variable Annuity

Supplement Dated June 17, 2026

This supplement updates the most recent Prospectus and Notice for your variable annuity Contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and Notice for future reference.

NOTICE OF IMPORTANT INFORMATION ABOUT THE
Nomura VIP Asset Strategy Series and the Nomura VIP Balanced Series

Effective on or about June 15, 2026, Nomura Corporate Research and Asset Management Inc. (“NCRAM”), was added as a subadviser to the Nomura VIP Asset Strategy Series and the Nomura VIP Balanced Series, Funds available through your Contract. Accordingly, NCRAM is added to the list of Subadvisers for each of these Funds as found in Appendix A of your most recent Prospectus and Notice, as subsequently supplemented.

MORE INFORMATION IS AVAILABLE

More information about the Nomura VIP Asset Strategy Series and the Nomura VIP Balanced Series, including information about NCRAM and the risks associated with investing in these Funds, can be found in the current prospectus and Statement of Additional Information for each Fund. You may view these documents online at https://docs.venerable.com or get copies by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Page 1 of 1	June 2026